SUP-0148-1115

SANFORD C. BERNSTEIN FUND, INC.

-AB International Portfolio

-AB Tax-Managed International Portfolio

-AB Intermediate New York Municipal Portfolio

-AB Intermediate California Municipal Portfolio

-AB Intermediate Diversified Municipal Portfolio

-AB Short Duration Portfolio

(the “Portfolios”)

Supplement dated November 24, 2015 to the Statement of Additional Information dated June 26, 2015 of the Sanford C. Bernstein Fund, Inc.

Effective December 7, 2015, with respect to the Portfolios, the following paragraph replaces the paragraph on commissions that may be paid to selected dealers or agents with respect to Class A share purchases in the section titled “Purchase of Shares — Class A Shares”:

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $500,000 or more with respect to the Municipal Portfolios, or $1,000,000 or more with respect to the Short Duration Portfolio, that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. With respect to the International Portfolios, commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

You should retain this Supplement with your Statement of Additional Information for future reference.

SUP-0148-1115